UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TechTarget, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Online Go to www.envisionreports.com/TTGT or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 2:00 P.M. Eastern Daylight Time on June 11, 2026. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the TechTarget, Inc. 2026 Annual Meeting of Stockholders to be Held on June 11, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2026 Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or, if requested, by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. Informa TechTarget’s Annual Report on Form 10-K and Notice of Annual Meeting and Proxy Statement are available at: www.envisionreports.com/TTGT Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/TTGT. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 1, 2026 to facilitate timely delivery. 2NOT 04990B

Stockholder Meeting Notice TechTarget, Inc.’s 2026 Annual Meeting of Stockholders (“Annual Meeting”) will be held on June 11, 2026 at our corporate headquarters at 275 Grove Street, Newton, MA 02466 at 2:00 P.M., Eastern Daylight Time. Directions to the Company’s Annual Meeting are available in the proxy statement which can be viewed at www.envisionreports.com/TTGT. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all nominees and FOR Proposals 2 and 3. 1. Election of Directors: Sally Ashford, Stephen Carter, David Flaschen, M. Sean Griffey, Don Hawk, Patrick Martell, Gary Nugent, Perfecto Sanchez and Christina Van Houten. 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To approve an advisory (non-binding) resolution to approve the compensation of our named executive officers. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/TTGT. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials TechTarget” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 1, 2026.